Condensed Consolidating Statement of Comprehensive Income (Loss) Information (Parenthetical) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Unrealized gain due to fair value adjustments on interest rate swap agreements, taxes	$ 1,562	$ 1,759	$ 1,865
Unrealized gain (loss) due to fair value adjustments on available-for-sale securities, taxes	572	1,479	1,223
Foreign currency translation adjustments, taxes	$ 888	$ 0	$ 0